INCOME-
                                                                          GROWTH
                                                                           TRUST

                             [PHOTOGRAPHIC MONTAGE]
         FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH.


                                 ANNUAL REPORT

                           and Investment Performance
                           Review for the Year Ended
                               September 30, 1999

                                     [LOGO]
                            --------------------------
                                  Income-Growth
                                   Trust(TM)
                            --------------------------

                                                               November 22, 1999

Dear Fellow Shareholders:

     I am pleased to provide you with the annual report for Heritage Income-Growth Trust (the "Fund") for the fiscal year ended September 30, 1999. For this period, your Fund had a total return of +6.14%, +5.32% and +5.32% on Class A, Class B and Class C shares, respectively.*

     During your Fund's most recent fiscal year, the trend we have been reporting to you of large capitalization stocks outperforming smaller and mid cap stocks continued. Further, the growth versus value performance dichotomy, after a brief shift earlier this year, has returned. In recent months, technology stocks, which generally have the highest price-to-earnings ratios in the market, were one of the only areas in the market where investors have made money. Against this backdrop, your Fund had a difficult time keeping up with market averages. During your Fund's fiscal year, the market cap weighted Standard & Poor's 500 Composite Stock Price Index returned almost 28% while the unweighted Value Line Index gained only about 9%.

     As we have discussed in previous letters, your Fund is designed to provide investors with an opportunity to participate in the long term positive returns of the stock market while offering a smoother ride than they may experience from the market averages or from other more aggressive stock mutual funds. Your Fund continues to offer much less volatility than the market indexes and, over the last five and ten year periods ended September 30, 1999, has delivered annualized total returns of 13.77% and 10.67%, respectively** on the Fund's Class A shares.

     In the portfolio managers' letter that follows, Lou Kirschbaum and David Blount discuss the factors that influenced your Fund's performance over the last year. I hope you find their comments helpful in understanding the difficult circumstances that have faced conservative equity investors in the recent reporting period.

     Thank you for your continuing investment in Heritage Income-Growth Trust. If there are ever ways in which you believe we could serve you better, please call us at 800/709-3863. On behalf of all of us at Heritage, best wishes for a happy and healthy holiday season.

                                        Sincerely,

                                        /s/ STEPHEN G. HILL
                                        -------------------
                                        Stephen G. Hill
                                        President

---------
 * These returns are calculated without the imposition of either front- or back-end sales charges.
 ** Performance presented represents historical data. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns are calculated using a maximum front-end sales load of 4.75%.

                                                               November 5, 1999

Dear Fellow Shareholders:

In our letter to you six months ago we noted a disconnect of historic proportion between the Standard & Poor's 500 Composite Price Index (S&P 500) and the vast body of publicly traded stocks. This dichotomy has continued since we made those comments. Indeed, the chasm that separates the "haves" and "have-nots" among individual stocks and market sectors has widened in the past half year, as an increasingly narrow list of stocks has led the Index higher while leaving most other stocks laboring in an extended bearish trend. As a result, we are experiencing a valuation disparity the likes of which hasn't been seen in nearly three decades.

The market leadership turned away from the "growth" style and toward a more diverse group of value-oriented companies last spring, but this shift proved to be short-lived as growth stocks reasserted themselves in the summer and fall. In the most recent months, a few of the former growth leaders - including Coca-Cola, Gillette, and Pfizer - have stalled, leaving the market nearly entirely in the hands of technology stocks. Indeed, in the September quarter the technology group was the only sector of the S&P 500 that produced positive returns.

The S&P 500, against which most mutual funds are benchmarked, gained nearly 28% in the past 12 months. The Value Line Index, which is broader than the S&P 500 (1600 stocks vs. 500) and isn't weighted by company size (as opposed to the S&P 500, which is weighted by market capitalization), gained only 9% in the past year. Our Fund's performance was behind that of the Value Line Index.

The most important contributors on the positive side were, as you might expect, nearly all securities that would fall into the "growth" category: Intimate Brands, Omnicom, American Express, General Electric, Sysco, Alltel, and Time Warner (held in the form of Houston Industries 7% preferred shares which are exchangeable for Time Warner stock). Though in different industries, all of these companies have produced consistently strong earnings growth, and the market rewarded this.

Telecommunications stocks performed exceptionally well in the past year, benefiting in part from a halo effect generated by the strength in most technology-related issues. Alltel, GTE, and Williams Companies were standout performers in this sector.

On the other side of the ledger, the list is longer. Three groups that were down over the past 12 months are worth noting. Drug stocks, which had been among the market's leaders for several years, have given ground in the past six months despite continuing excellent earnings results. The concern that produced this disparity stems from the increased volume of discussion in Washington regarding the expansion of Medicare benefits to include prescription pharmaceuticals. The "worst case" fear relates to the imposition of some sort of price controls that would crimp drug company profit growth. As a result, the drug group is trading at its most attractive valuation (relative to earning power) since the early part of this decade, and we are maintaining the Fund's exposure in this sector.

Another group worthy of discussion is the real estate investment trusts (REITs), which a year ago comprised the largest single industry exposure in the Fund's portfolio. Like the drugs, the stocks are down in spite of continuing excellent operating results. Indeed, REIT cash flows are 11% to 12% higher currently than a year ago. The stocks, however, have been under pressure because the rate of growth has been decelerating. In a sort of circular logic, the stocks have become so cheap (I.E., the cost of equity capital is so high) that the spread between prospective investment returns and capital costs has narrowed, reducing the opportunity for profitable real estate development and/or acquisition. Unlike our treatment of the drug sector, we have reduced the Fund's exposure in the REIT area-narrowing our focus to a small number of the best positioned companies that still enjoy solid growth prospects even in a more difficult financing environment.

In addition, financial stocks and utilities generally were unrewarding investments in the past 12 months, largely due to the sharp backup in interest rates that took place during this period. Still, the stocks produced hearty dividend yields, and most of our holdings in these sectors boosted their payouts in the past 12 months, reflecting healthy financial positions and management confidence in future growth prospects.

In formulating strategy, we continue to emphasize rising dividend streams and discounted valuations in our investment selection process. We expect this approach will produce worthwhile investment returns whenever the market places more importance on long-term value creation.

Sincerely,

/s/ LOU KIRSCHBAUM                        /s/ DAVID BLOUNT
------------------                        ----------------
Lou Kirschbaum                            David Blount
Senior Vice President                     Vice President
Eagle Asset Management, Inc.              Eagle Asset Management, Inc.
Portfolio Manager, Income-Growth Trust    Portfolio Manager, Income-Growth Trust

                         GROWTH OF A $10,000 INVESTMENT
             SINCE OCTOBER 1, 1989 OF HERITAGE INCOME-GROWTH TRUST
                                 CLASS A SHARES

                   HERITAGE        STANDARD & POOR'S        VALUE
                INCOME-GROWTH     500 COMPOSITE STOCK       LINE           LIPPER
                    TRUST             PRICE INDEX       INDEX (GEOM.)***  AVERAGE**
                    $27,581             $47,326            $15,172         $31,046
                -------------     --------------------  ----------------  ----------
Oct-89           $ 9,525             $10,000              10,000             10,000
                 $ 9,281             $10,206               9,401             10,021
                 $ 8,742             $ 9,900               8,859              9,705
                 $ 8,969             $10,522               8,936              9,965
Sept-90          $ 7,961             $ 9,075               6,893              8,817
                 $ 8,259             $ 9,889               7,120              9,366
                 $ 9,380             $11,326               8,629             10,490
                 $ 9,559             $11,300               8,514             10,555
Sept-91          $10,247             $11,905               8,798             11,235
                 $11,059             $12,903               9,058             11,873
                 $11,016             $12,577               9,346             11,848
                 $11,085             $12,816               8,949             12,109
Sept-92          $11,622             $13,220               8,969             12,444
                 $12,353             $13,885               9,688             12,996
                 $12,842             $14,491              10,173             13,786
                 $12,867             $14,562              10,109             13,960
Sept-93          $13,533             $14,937              10,455             14,571
                 $13,727             $15,284              10,728             14,762
                 $13,379             $14,705              10,348             14,203
                 $13,371             $14,766               9,987             14,202
Sept-94          $13,777             $15,487              10,460             14,752
                 $13,606             $15,484              10,083             14,369
                 $14,484             $16,992              10,609             15,426
                 $15,261             $18,613              11,302             16,440
Sept-95          $16,473             $20,093              12,025             17,625
                 $17,399             $21,302              12,027             18,622
                 $18,618             $22,446              12,532             19,459
                 $19,595             $23,454              12,870             20,003
Sept-96          $20,140             $24,181              12,943             20,529
                 $21,312             $26,196              13,635             22,051
                 $21,761             $26,898              13,470             22,414
                 $24,012             $31,594              15,253             25,287
Sept-97          $26,072             $33,960              16,976             27,435
                 $27,053             $34,935              16,505             28,096
                 $29,079             $39,808              18,161             30,965
                 $28,507             $41,122              17,317             30,665
Sept-98          $25,984             $37,035              13,921             27,537
                 $28,047             $44,919              15,879             31,219
                 $28,176             $47,156              14,866             31,097
                 $30,117             $50,481              16,919             33,967
Sept-99          $27,581             $47,326              15,172             31,046

                         GROWTH OF A $10,000 INVESTMENT
                SINCE INCEPTION OF HERITAGE INCOME-GROWTH TRUST
                       CLASS B SHARES ON JANUARY 2, 1998

                   HERITAGE        STANDARD & POOR'S        VALUE
                INCOME-GROWTH     500 COMPOSITE STOCK       LINE           LIPPER
                    TRUST             PRICE INDEX       INDEX (GEOM.)***  AVERAGE**
                   $ 9,656             $13,547            $ 9,192          $11,050
                -------------     --------------------  ----------------  ----------
Jan-98            $10,000               $10,000           10,000.00          10,000
Mar-98            $10,730               $11,395           11,003.00          11,021
Jun-98            $10,494               $11,771           10,491.36          10,914
Sep-98            $ 9,550               $10,601            8,434.00           9,801
Dec-98            $10,191               $12,858            9,620.67          11,111
Mar-99            $10,113               $13,498            9,006.87          11,068
Jun-99            $10,688               $14,450           10,250.72          12,089
Sep-99            $ 9,656               $13,547            9,191.82          11,050

* Average annual returns for Heritage Income-Growth Trust Class A and B Shares are calculated in conformance with item 21 of Form N-1A, which assumes the maximum sales load of 4.75% for Class A Shares, a 4% contingent deferred sales load for the complete redemption of Class B Shares and reinvestment of dividends for Class A and B Shares. If Class B Shares were still held at the end of the period, the value would be $10,058. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.
** The Lipper Average returns are the average of the Equity Income Funds tracked by Lipper Analytical Services, Inc.
*** The Value Line Index does not include reinvestment of dividends.

                         GROWTH OF A $10,000 INVESTMENT
                SINCE INCEPTION OF HERITAGE INCOME-GROWTH TRUST
                        CLASS C SHARES ON APRIL 3, 1995

                   HERITAGE        STANDARD & POOR'S        VALUE
                INCOME-GROWTH     500 COMPOSITE STOCK       LINE           LIPPER
                    TRUST             PRICE INDEX       INDEX (GEOM.)***  AVERAGE**
                   $18,338             $27,852            $14,300          $20,132
                -------------     --------------------  ----------------  ----------
Apr-95            $10,000              $10,000             $10,000        $10,000
Jun-95            $10,500              $10,954             $10,653        $10,661
Sep-95            $11,318              $11,825             $11,335        $11,429
Dec-95            $11,944              $12,537             $11,336        $12,076
Mar-96            $12,746              $13,210             $11,812        $12,619
Jun-96            $13,399              $13,803             $12,131        $12,972
Sep-96            $13,736              $14,231             $12,200        $13,312
Dec-96            $14,511              $15,416             $12,852        $14,300
Mar-97            $14,787              $15,830             $12,696        $14,535
Jun-97            $16,297              $18,593             $14,377        $16,398
Sep-97            $17,649              $19,986             $16,001        $17,791
Dec-97            $18,282              $20,560             $15,558        $18,220
Mar-98            $19,616              $23,428             $17,118        $20,080
Jun-98            $19,184              $24,201             $16,322        $19,885
Sep-98            $17,459              $21,795             $13,121        $17,857
Dec-98            $18,810              $26,435             $14,967        $20,244
Mar-99            $18,860              $27,752             $14,012        $20,165
Jun-99            $20,125              $29,708             $15,948        $22,027
Sep-99            $18,388              $27,852             $14,300        $20,132

* Average annual returns for Heritage Income-Growth Trust Class C Shares are calculated in conformance with item 21 of Form N-1A, which assumes reinvestment of dividends for Class C Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.
** The Lipper Average returns are the average of the Equity Income Funds tracked by Lipper Analytical Services, Inc.
*** The Value Line Index does not include reinvestment of dividends.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                       MARKET
    SHARES                                             VALUE
----------                                         -------------
COMMON STOCKS--76.4%(a)
=======================
  ADVERTISING/COMMUNICATIONS--3.8%
----------------------------------
  45,000   Omnicom Group, Inc. ..................   $3,563,437
                                                    ----------
  AUTO/TRUCK MANUFACTURERS--1.0%
--------------------------------
  19,000   Ford Motor Company ...................      953,563
                                                    ----------
  BANKING--6.6%
---------------
  10,000   Bank of America Corporation ..........      556,875
  15,000   Bank One Corporation .................      522,188
  30,800   Fleet Boston Corporation .............    1,128,050
  15,100   Jefferson-Pilot Corporation,
           ACES .................................    1,381,650
  75,000   Mellon Bank Corporation ..............    2,531,250
                                                    ----------
                                                     6,120,013
                                                    ----------
  BEVERAGES--1.7%
-----------------
  54,000   PepsiCo, Inc. ........................    1,633,500
                                                    ----------
  CONGLOMERATES/DIVERSIFIED--4.6%
----------------------------------
  26,800   General Electric Company .............    3,177,475
  39,600   Harsco Corporation ...................    1,093,950
                                                    ----------
                                                     4,271,425
                                                    ----------
  FINANCE--2.8%
---------------
  12,000   American Express Company .............    1,615,500
  18,600   Freddie Mac ..........................      967,200
                                                    ----------
                                                     2,582,700
                                                    ----------
  FOOD--5.1%
------------
  37,000   H.J. Heinz Company ...................    1,591,000
  92,000   Sysco Corporation ....................    3,225,750
                                                    ----------
                                                     4,816,750
                                                    ----------
  HOUSEWARES--1.8%
------------------
  60,000   Newell Rubbermaid Inc. ...............    1,713,750
                                                    ----------
  INSURANCE--1.5%
-----------------
   5,000   Marsh & McLennan Companies,
           Inc. .................................      342,500
  38,300   SAFECO Corporation ...................    1,072,400
                                                    ----------
                                                     1,414,900
                                                    ----------
  INVESTMENT COMPANY--1.1%
--------------------------
  52,446   Security Capital Preferred
           Growth (b) ...........................    1,060,990
                                                    ----------
  MANUFACTURING/DISTRIBUTIONS--1.3%
----------------------------------
  50,900   Pall Corporation .....................    1,180,243
                                                    ----------
  OIL & GAS--7.6%
-----------------
  36,000   Baker Hughes Inc. ....................    1,044,000
  27,308   British Petroleum Company, PLC,
           Sponsored ADR ........................    3,026,068

                                                     MARKET
     SHARES                                           VALUE
-----------                                       ------------
COMMON STOCKS (CONTINUED)
=========================
  OIL & GAS (CONTINUED)
-----------------------
  30,000    Mobil Corporation ..................    3,022,500
                                                   ----------
                                                    7,092,568
                                                   ----------
  PHARMACEUTICAL--9.0%
-----------------------
  39,000    American Home Products
            Corporation ........................    1,618,500
  15,000    Bristol-Myers Squibb Company .......    1,012,500
  15,000    Merck & Company, Inc. ..............      972,188
  20,000    Pharmacia & Upjohn, Inc. ...........      992,500
  48,000    Schering-Plough Corporation ........    2,094,000
  27,000    Warner-Lambert Company .............    1,792,125
                                                   ----------
                                                    8,481,813
                                                   ----------
  REAL ESTATE INVESTMENT TRUST--5.5%
------------------------------------
  45,000    Boston Properties Inc. .............    1,380,938
  60,000    Center Trust Inc. ..................      667,500
  53,900    Public Storage, Inc. ...............    1,357,606
  38,800    Simon Property Group, Inc. .........      870,575
  25,000    Sun Communities, Inc. ..............      826,562
                                                   ----------
                                                    5,103,181
                                                   ----------
  RETAIL STORES--3.2%
---------------------
  76,650    Intimate Brands, Inc. ..............    2,984,559
                                                   ----------
  TELECOMMUNICATIONS--8.0%
-------------------------
  55,000    ALLtel Corporation .................    3,870,625
  47,500    GTE Corporation ....................    3,651,563
                                                   ----------
                                                    7,522,188
                                                   ----------
  TEXTILES--0.4%
----------------
  25,000    Shaw Industries, Inc. ..............      396,875
                                                   ----------
  TOBACCO--0.9%
---------------
  25,500     Philip Morris Companies, Inc.......      871,781
                                                   ----------
  UTILITIES-ELECTRIC--2.2%
--------------------------
  93,600    Sierra Pacific Resources ...........    2,082,600
                                                   ----------
  UTILITIES-GAS--5.9%
---------------------
  92,000    UGI Corporation ....................    2,139,000
  86,000    Wicor, Inc. ........................    2,499,375
  25,000    Williams Companies, Inc. ...........      935,937
                                                   ----------
                                                    5,574,312
                                                   ----------
  UTILITIES-WATER--2.4%
-----------------------
  79,000    American Water Works Company,
            Inc. ...............................    2,286,063
                                                   ----------
Total Common Stocks (cost $59,038,948)..........   71,707,211
                                                   ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1999
                                  (CONTINUED)
--------------------------------------------------------------------------------

    PRINCIPAL                                   MARKET
      AMOUNT                                    VALUE
-------------                               -------------
 CONVERTIBLE BONDS--8.4%(a)
===========================
 AUTO PARTS/EQUIPMENT--2.8%
---------------------------
$  2,570,000  Magna International, Inc.,
              5.0%, 10/15/02 .............   $2,570,000
                                             ----------
  INTERNET--0.6%
----------------
     500,000  Safeguard Scientifics, Inc.,
              5.0%, 06/15/06 .............      553,125
                                             ----------
  PHARMACEUTICAL--1.1%
----------------------
     900,000  Alpharma Inc.,
              3.0%, 06/01/06 .............    1,067,625
                                             ----------
  SERVICES--1.9%
----------------
   1,800,000  Interim Services, Inc.,
              4.5%, 06/01/05 .............    1,424,250
     500,000  Personnel Group of America,
              5.75%, 07/01/04 ............      352,500
                                             ----------
                                              1,776,750
                                             ----------
  TELECOMMUNICATIONS--2.0%
--------------------------
   2,000,000  Telephonos de Mexico, SA,
              4.25%, 06/15/04 ............    1,895,000
                                             ----------
 Total Convertible Bonds
  (cost $7,966,765).......................    7,862,500
                                             ----------


                                                    MARKET
    SHARES                                           VALUE
----------                                       ------------
 CONVERTIBLE PREFERRED STOCKS--13.6%(a)
=======================================
  CHEMICALS--0.9%
-----------------
   1,000   Hercules Inc., Trust II, 6.5% ......     845,000
                                                    -------
  COSMETICS/TOILETRIES--1.0%
----------------------------
  12,000   Estee Lauder TRACES, 6.25% .........     936,000
                                                    -------
  FOOD--1.5%
------------
  30,500   Ralston Purina Company, 7.0% .......   1,433,500
                                                  ---------
  FOOD SERVING--2.5%
--------------------
  42,000   Wendy's Financing,
           Series "A", 5.0% ...................   2,373,000
                                                  ---------
  OIL & GAS--1.1%
-----------------
  30,000   MCN Financing III, 8.0% ............     945,000
                                                  ---------
  RETAIL STORES--1.1%
---------------------
  20,000   Kmart Financing
           Corporation, 7.75% .................     952,500
                                                  ---------
  SERVICES--1.0%
----------------
  25,000   Carriage Services, Inc., 7.0% ......     900,000
                                                  ---------

                                                  MARKET
   SHARES                                         VALUE
   -------                                        --------
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
========================================
  UTILITIES-ELECTRIC--3.0%
---------------------------
  28,000   Houston Industries, Inc., 7.0% ......   2,856,000
                                                  ----------
    UTILITIES-GAS--1.5%
-----------------------
   8,200   Williams Companies, Inc., $3.50......   1,445,250
                                                  ----------
Total Convertible Preferred Stocks
  (cost $12,069,946)............................  12,686,250
                                                  ----------
Total Investment Portfolio excluding
  repurchase agreement
  (cost $79,075,659)............................  92,255,961
REPURCHASE AGREEMENT--0.8%(a)
=============================
Repurchase  Agreement with State Street
  Bank and Trust Company, dated
  September 30, 1999 @ 5.16% to be
  repurchased at $789,113 on
  October 1, 1999, collateralized by
  $790,000 United States Treasury Notes,
  6.38% due August 15, 2002,(market value
  $809,380 including interest)
  (cost $789,000) ..............................     789,000
                                                  ----------
TOTAL INVESTMENT PORTFOLIO
  (cost $79,864,659)(c), 99.2%(a)...............  93,044,961
OTHER ASSETS AND LIABILITIES, net, 0.8% (a) ....     779,945
                                                  ----------
NET ASSETS, 100.0% .............................$ 93,824,906
                                                ============

----------
(a) Percentages indicated are based on net assets.
(b) Private placement securities are fair valued according to procedures adopted by the Board of Trustees.
(c) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $13,180,302 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $20,350,641 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $7,170,339.
ACES   -- Adjustable Convertible Extendable Securities
ADR    -- American Depository Receipt
TRACES -- Trust Automatic Common Exchangeable Securities

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS
------
Investments, at market value (identified cost $79,075,659) (Note 1) ......................                    $ 92,255,961
Repurchase agreement (identified cost $789,000) (Note 1) .................................                         789,000
Cash .....................................................................................                             938
Receivables:
 Investments sold ........................................................................                       1,276,532
 Fund shares sold ........................................................................                          38,544
 Dividends and interest ..................................................................                         347,546
Deferred state qualification expenses (Note 1) ...........................................                           9,230
Prepaid insurance (Note 1) ...............................................................                           2,480
                                                                                                              ------------
    Total Assets .........................................................................                    94,720,231

LIABILITIES
-----------
Payables (Note 4):
 Investments purchased ................................................................... $    338,495
 Fund shares redeemed ....................................................................      373,616
 Accrued management fee ..................................................................       59,789
 Accrued distribution fee ................................................................       41,402
 Other accrued expenses ..................................................................       82,023
                                                                                           ------------
    Total Liabilities ....................................................................                         895,325
                                                                                                              ------------
Net assets, at market value ..............................................................                    $ 93,824,906
                                                                                                              ============
NET ASSETS
----------
Net assets consist of:
 Paid-in capital .........................................................................                    $ 81,567,423
 Undistributed net investment income (Note 1) ............................................                         568,622
 Accumulated net realized loss (Notes 1 and 5) ...........................................                      (1,491,441)
 Net unrealized appreciation on investments ..............................................                      13,180,302
                                                                                                              ------------
Net assets, at market value ..............................................................                    $ 93,824,906
                                                                                                              ============
CLASS A SHARES
--------------
Net asset value and redemption price per share ($60,155,339 divided by
 4,024,808 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) ......                    $      14.95
                                                                                                              ============
Maximum offering price per share (100/95.25 of $14.95) ...................................                    $      15.70
                                                                                                              ============
CLASS B SHARES
--------------
Net asset value, offering price and redemption price per share ($7,323,460 divided by
 496,092 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) ........                    $      14.76
                                                                                                              ============
CLASS C SHARES
--------------
Net asset value, offering price and redemption price per share ($26,346,107 divided by
 1,785,095 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) ......                    $      14.76
                                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------
Income:
 Dividends ...........................................................                  $  3,116,158
 Interest ............................................................                       542,182
                                                                                        ------------
  Total Income .......................................................                     3,658,340
Expenses (Notes 1 and 4):
 Management fee ......................................................    $783,838
 Distribution fee (Class A Shares) ...................................     169,757
 Distribution fee (Class B Shares) ...................................      77,235
 Distribution fee (Class C Shares) ...................................     300,751
 Shareholder servicing fees ..........................................      85,197
 Custodian/Fund accounting fees ......................................      74,181
 Professional fees ...................................................      57,466
 State qualification expenses ........................................      39,948
 Reports to shareholders .............................................      21,465
 Trustees' fees and expenses .........................................       8,987
 Insurance ...........................................................       5,420
 Other ...............................................................         926
                                                                          --------
  Total expenses .....................................................                     1,625,171
                                                                                        ------------
Net investment income ................................................                     2,033,169
                                                                                        ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENT
------------------------------------------
Net realized loss from investment transactions .......................                    (1,229,509)
Net realized loss from covered call options written (Note 1) .........                      (165,980)
Net unrealized appreciation of investments during the year ...........                     5,946,965
                                                                                        ------------
   Net gain on investments ...........................................                     4,551,476
                                                                                        ------------
Net increase in net assets resulting from operations .................                  $  6,584,645
                                                                                        ============

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 FOR THE YEARS ENDED
                                                                                       ----------------------------------------
                                                                                        SEPTEMBER 30, 1999   SEPTEMBER 30, 1998
                                                                                       ------------------- --------------------
Increase (decrease) in net assets:
Operations:
 Net investment income ...............................................................    $   2,033,169        $  2,068,519
 Net realized gain (loss) from investment transactions ...............................       (1,229,509)          4,966,952
 Net realized gain (loss) from covered call options written ..........................         (165,980)            200,372
 Net unrealized appreciation (depreciation) of investments during the year ...........        5,946,965          (9,184,879)
                                                                                          -------------        ------------
 Net increase (decrease) in net assets resulting from operations .....................        6,584,645          (1,949,036)
Distributions to shareholders from:
 Net investment income Class A Shares, ($ 0.33 and $0.32 per share, respectively).....       (1,463,165)         (1,348,467)
 Net investment income Class B Shares, ($0.22 and $0.11* per share, respectively).....         (108,120)            (25,194)
 Net investment income Class C Shares, ($ 0.22 and $0.21 per share, respectively).....         (444,443)           (365,109)
 Net realized gains Class A Shares, ($ 0.62 and $1.33 per share, respectively) .......       (2,792,348)         (5,225,121)
 Net realized gains Class B Shares, ($ 0.62 per share) ...............................         (294,751)                 --
 Net realized gains Class C Shares, ($ 0.62 and $1.33 per share, respectively) .......       (1,257,716)         (1,955,616)
Increase (decrease) in net assets from Fund share transactions (Note 2) ..............      (11,432,965)         30,771,013
                                                                                          -------------        ------------
Increase (decrease) in net assets ....................................................      (11,208,863)         19,902,470
Net assets, beginning of year ........................................................      105,033,769          85,131,299
                                                                                          -------------        ------------
Net assets, end of year (including undistributed net investment income of $568,622
  and $431,852, respectively) ........................................................    $  93,824,906        $105,033,769
                                                                                          =============        ============

----------
 * For the period January 2, 1998 (commencement of Class B Shares) to September 30, 1998.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                         HERITAGE INCOME-GROWTH TRUST
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                     CLASS A SHARES
                                               -----------------------------------------------------------
                                                                   FOR THE YEARS ENDED
                                                                      SEPTEMBER 30
                                               -----------------------------------------------------------
                                                  1999 *      1998 *      1997 *       1996        1995
                                               ----------- ----------- ----------- ----------- -----------
  Net asset value, beginning of year .........  $  14.99    $  16.65    $  14.67    $  12.56    $  11.33
                                                --------    --------    --------    --------    --------
  Income from Investment Operations:
  Net investment income ......................      0.34        0.36        0.40        0.36        0.27
  Net realized and unrealized gain (loss)
   on investments ............................      0.57      ( 0.37)       3.45        2.35        1.79
                                                --------    --------    --------    --------    --------
  Total from Investment Operations ...........      0.91      ( 0.01)       3.85        2.71        2.06
                                                --------    --------    --------    --------    --------
  Less Distributions:
   Dividends from net investment income ......    ( 0.33)     ( 0.32)     ( 0.38)     ( 0.35)     ( 0.34)
   Distributions from net realized gains .....    ( 0.62)     ( 1.33)     ( 1.49)     ( 0.25)     ( 0.49)
                                                --------    --------    --------    --------    --------
   Total Distributions .......................    ( 0.95)     ( 1.65)     ( 1.87)     ( 0.60)     ( 0.83)
                                                --------    --------    --------    --------    --------
  Net asset value, end of year ...............  $  14.95    $  14.99    $  16.65    $  14.67    $  12.56
                                                ========    ========    ========    ========    ========
  Total Return (%) (a) .......................      6.14      ( 0.34)      29.45       22.26       19.57
  Ratios (%)/ Supplemental Data:
  Operating expenses, net, to average
   daily net assets ..........................      1.27        1.29        1.34        1.51        1.64
  Net investment income (loss) to average
   daily net assets ..........................      2.19        2.24        2.65        2.66        4.63
  Portfolio turnover rate ....................        46          66          75          75          42
  Net assets, end of year ($ millions) .......        60          68          65          43          34

                                                       CLASS B SHARES
                                               ------------------------------
                                                    FOR THE YEARS ENDED
                                                        SEPTEMBER 30
                                               ------------------------------
                                                  1999 *     1998 */dagger/
                                               ----------- ------------------
  Net asset value, beginning of year .........  $  14.82      $    15.62
                                                --------      ----------
  Income from Investment Operations:
  Net investment income ......................      0.22            0.19
  Net realized and unrealized gain (loss)
   on investments ............................      0.56          ( 0.88)
                                                --------      ----------
  Total from Investment Operations ...........      0.78          ( 0.69)
                                                --------      ----------
  Less Distributions:
   Dividends from net investment income ......    ( 0.22)         ( 0.11)
   Distributions from net realized gains .....    ( 0.62)             --
                                                --------      ----------
   Total Distributions .......................    ( 0.84)         ( 0.11)
                                                --------      ----------
  Net asset value, end of year ...............  $  14.76      $    14.82
                                                ========      ==========
  Total Return (%) (a) .......................      5.32          ( 4.50) (b)
  Ratios (%)/ Supplemental Data:
  Operating expenses, net, to average
   daily net assets ..........................      2.02            2.04 (c)
  Net investment income (loss) to average
   daily net assets ..........................      1.44            1.75 (c)
  Portfolio turnover rate ....................        46              66
  Net assets, end of year ($ millions) .......         7               6

                                                                          CLASS C SHARES
                                               --------------------------------------------------------------------
                                                                       FOR THE YEARS ENDED
                                                                           SEPTEMBER 30
                                               --------------------------------------------------------------------
                                                  1999 *      1998 *      1997 *       1996     1995/double dagger/
                                               ----------- ----------- ----------- ----------- --------------------
  Net asset value, beginning of year .........  $  14.82    $  16.49    $  14.57    $  12.51        $   11.21
                                                --------    --------    --------    --------        ---------
  Income from Investment Operations:
  Net investment income ......................      0.22        0.25        0.28        0.26             0.18
  Net realized and unrealized gain (loss)
   on investments ............................      0.56      ( 0.38)       3.43        2.34             1.28
                                                --------    --------    --------    --------        ---------
  Total from Investment Operations ...........      0.78      ( 0.13)       3.71        2.60             1.46
                                                --------    --------    --------    --------        ---------
  Less Distributions:
   Dividends from net investment income ......    ( 0.22)     ( 0.21)     ( 0.30)     ( 0.29)          ( 0.16)
   Distributions from net realized gains .....    ( 0.62)     ( 1.33)     ( 1.49)     ( 0.25)              --
                                                --------    --------    --------    --------        ---------
   Total Distributions .......................    ( 0.84)     ( 1.54)     ( 1.79)     ( 0.54)          ( 0.16)
                                                --------    --------    --------    --------        ---------
  Net asset value, end of year ...............  $  14.76    $  14.82    $  16.49    $  14.57        $   12.51
                                                ========    ========    ========    ========        =========
  Total Return (%) (a) .......................      5.32      ( 1.08)      28.49       21.37            13.18 (b)
  Ratios (%)/ Supplemental Data:
  Operating expenses, net, to average
   daily net assets ..........................      2.02        2.04        2.07        2.13             2.40 (c)
  Net investment income (loss) to average
   daily net assets ..........................      1.44        1.51        1.87        2.05             4.61 (c)
  Portfolio turnover rate ....................        46          66          75          75               42
  Net assets, end of year ($ millions) .......        26          31          21           6                2

-------
*                    Per share amounts have been calculated using the monthly average share method.
/dagger/             For the period January 2, 1998 (commencement of Class B Shares) to September 30, 1998.
/double dagger/      For the period April 3, 1995 (commencement of Class C Shares) to September 30, 1995.
(a)                  Does not reflect the imposition of a sales charge.
(b)                  Not annualized.
(c)                  Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Income-Growth Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is long-term total return by seeking, with approximately equal emphasis, current income and capital appreciation. The Fund currently issues Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class B Shares, which were offered to shareholders beginning January 2, 1998, are sold subject to a 5% maximum contingent deferred sales load (based on the lower of purchase price or redemption price), declining over a six year period. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemption made in less than one year of purchase. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

        SECURITY VALUATION: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the last bid and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believe would reflect fair market value. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

        REPURCHASE AGREEMENTS: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price.

        FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

        DISTRIBUTION OF INCOME AND GAINS: Distributions of net investment income are made quarterly. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

        EXPENSES: The Fund is charged for those expenses that are directly attributable to it, such as management fee, custodian/fund accounting fees, distribution fee, etc., while other expenses such as insurance expense, is allocated proportionately among the other Heritage Mutual funds. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class.

        STATE QUALIFICATION EXPENSES: State qualification fees are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

        OPTIONS: When the Fund writes a covered call option, the Fund receives a premium on the sale of an option, but gives up the opportunity to profit from any increase in stock value above the exercise price of the option. If an option that the Fund has written either expires on its stipulated expiration date, or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. The amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the last offering price on the principal exchange on which such option is traded.

        CAPITAL ACCOUNTS: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

        OTHER: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
Note 2: FUND SHARES. At September 30, 1999, there were an unlimited number of shares of beneficial interest of no par value authorized.

     Transactions in Class A, B and C Shares of the Fund during the year ended September 30, 1999, were as follows:

                                                    CLASS A SHARES
FOR THE YEAR ENDED SEPTEMBER 30, 1999      --------------------------------
                                                SHARES          AMOUNT
                                           --------------- ----------------
     Shares sold . .......................       352,146    $   5,409,671
     Shares issued on reinvestment of
       distributions .....................       262,944        3,959,739
     Shares redeemed . ...................    (1,124,477)     (17,366,124)
                                              ----------    -------------
     Net increase (decrease) .............      (509,387)   $  (7,996,714)
                                                            =============
     Shares outstanding:
      Beginning of year ..................     4,534,195
                                              ----------
      End of year ........................     4,024,808
                                              ==========

                                                  CLASS B SHARES                CLASS C SHARES
FOR THE YEAR ENDED SEPTEMBER 30, 1999      ---------------------------- ------------------------------
                                               SHARES        AMOUNT         SHARES         AMOUNT
                                           ------------- -------------- ------------- ----------------
     Shares sold . .......................     187,430    $  2,858,535      299,442    $   4,572,257
     Shares issued on reinvestment of
       distributions .....................      25,683         381,864      110,089        1,634,529
     Shares redeemed . ...................    (154,048)     (2,357,700)    (688,824)     (10,525,736)
                                              --------    ------------     --------    -------------
     Net increase (decrease) .............      59,065    $    882,699     (279,293)   $  (4,318,950)
                                                          ============                 =============
     Shares outstanding:
      Beginning of year ..................     437,027                    2,064,388
                                              --------                    ---------
      End of year ........................     496,092                    1,785,095
                                              ========                    =========

     Transactions in Class A and C Shares of the Fund during the year ended September 30, 1998 and Class B Shares from January 2, 1998 (commencement of Class B Shares) to September 30, 1998, were as follows:

                                               CLASS A SHARES               CLASS B SHARES               CLASS C SHARES
FOR THE YEAR ENDED SEPTEMBER 30, 1998   ----------------------------- --------------------------- -----------------------------
                                            SHARES         AMOUNT        SHARES        AMOUNT         SHARES         AMOUNT
                                        ------------- --------------- ------------ -------------- ------------ ----------------
     Shares sold . ....................     917,869    $  14,911,435     471,494    $ 7,619,757     1,149,224    $ 18,505,769
     Shares issued on reinvestment of
       distributions ..................     390,257        6,102,092       1,428         23,670       146,465       2,263,138
     Shares redeemed ..................    (654,456)     (10,638,818)    (35,895)      (573,754)     (474,527)     (7,442,276)
                                           --------    -------------     -------    -----------     ---------    ------------
     Net increase .....................     653,670    $  10,374,709     437,027    $ 7,069,673       821,162    $ 13,326,631
                                                       =============                ===========                  ============
     Shares outstanding:
      Beginning of year ...............   3,880,525                           --                    1,243,226
                                          ---------                      -------                    ---------
      End of year . ...................   4,534,195                      437,027                    2,064,388
                                          =========                      =======                    =========

Note 3: PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 1999, purchases and sales of investment securities (excluding repurchase agreements) aggregated $46,701,287 and $58,830,342, respectively.

     Transactions in covered call options written on equity securities were as follows:

                                                   NUMBER OF      PREMIUMS
                                                   CONTRACTS      RECEIVED
                                                  -----------   -------------
    Outstanding September 30, 1998 ............         440      $  195,233
     Written ..................................       2,411         821,529
     Closed ...................................      (1,634)       (582,422)
     Exercised ................................        (612)       (239,957)
     Expired ..................................        (715)       (194,383)
     Corporate Actions (stock splits) .........         110              --
                                                     ------      ----------
    Outstanding September 30, 1999 ............           0      $        0
                                                     ======      ==========

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT,
        FUND ACCOUNTING AND TRUSTEES FEES. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets, and 0.60% of any excess over $100,000,000 of such net assets, computed daily and payable monthly. Pursuant to the current registration statement dated January 4, 1999, the Manager has agreed to waive its fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceed 1.35% of the Class A Share average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceed 2.10% of that classes' average daily net assets for the fiscal year ended September 30, 1999. Under these agreements, no fees were waived and no expenses were reimbursed for the year ended September 30, 1999.

        The Manager has entered into an agreement with Eagle Asset Management, Inc. (the "Subadviser") for the Subadviser to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the Fund to

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
        the Manager without regard to any reduction due to the imposition of expense limitations. For the year ended September 30, 1999 the Subadviser earned $391,919 for subadviser fees, which was paid by the Manager.

        The Manager also is the Dividend Paying and Shareholder Servicing Agent for the Fund. The amount payable to the Manager for such expenses as of September 30, 1999 was $21,000. In addition, the Manager performs Fund accounting services and charged $51,947 during the current year of which $14,400 was payable as of September 30, 1999.

        Raymond James & Associates, Inc. (the "Distributor") has advised the Fund that it received $111,599 in front-end sales charges for Class A Shares, $47,492 in contingent deferred sales charges for Class B Shares and $12,921 in contingent deferred sales charges for Class C Shares for the year ended September 30, 1999. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs. Agency brokerage commissions for the same period aggregated $130,655 of which $8,058 was paid to Raymond James & Associates, Inc.

        Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee equal to .25% of the average daily net assets for Class A Shares. The Class B and Class C Share Distribution Plans provide for payments at an annual rate of up to 1.00% of average daily net assets for Class B and Class C Shares, respectively. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc.

        Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income Trust, Heritage Series Trust and Heritage U.S. Government Income Fund, investment companies that are also advised by the Manager of the Trust (collectively called the Heritage mutual funds). Each Trustee of the Heritage mutual funds who is not an employee of the Manager or employee of an affiliate of the Manager receives an annual fee of $8,666 and an additional fee of $3,250 for each combined quarterly meeting of the Heritage mutual funds attended. Trustees' fees and expenses are shared equally by each portfolio in the Heritage mutual funds.

Note 5: FEDERAL INCOME TAXES. For the year ended September 30, 1999, to reflect reclassifications arising from permanent book/tax differences primarily attributable to distributions from Real Estate Investment Trusts, the Fund credited undistributed net investment income $119,329, and charged paid in capital $110,751 and accumulated net realized gain $8,578. The Fund has a net tax basis capital loss carryforward of $1,084,451, which may be applied against any realized net taxable gains until its expiration date of September 30, 2007.

--------------------------------------------------------------------------------
               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Heritage Income-Growth Trust

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Income-Growth Trust (the "Fund") at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP
-------------------------------
PricewaterhouseCoopers LLP
Tampa, Florida
November 12, 1999

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                         1999 FEDERAL INCOME TAX NOTICE
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     During the year ended September 30, 1999, the Fund paid to shareholders
$4,344,815 or $0.62 per share from long-term capital gains. For such period 100% of the income dividends qualified for the dividend received deduction available to corporations.

HERITAGE FAMILY OF FUNDS(TM)
FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH.

HERITAGE STOCK FUNDS
Aggressive Growth
Capital Appreciation
Growth Equity
Income-Growth
International
Mid Cap
Small Cap
Technology
Value Equity

HERITAGE BOND FUNDS
High Yield
Intermediate Government

HERITAGE MONEY MARKET FUNDS
Money Market
Municipal Money Market

We are pleased that many of you are also investors in these funds. For more information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.

This report is for the information of shareholders of Heritage Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

(C) 1999 Heritage Asset Management, Inc.

8M 9/99  Printed on recycled paper
AR5314-IG

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        St. Petersburg, FL 33733
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